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                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 14, 1997, included (or incorporated by reference) in this Form 10-K, for the year ended December 31, 1996, into the Company's previously filed Registration Statements (File Nos. 2-90922, 2-95746, 2-99967, 333-10415
and 333-18523).

                                                  ARTHUR ANDERSEN LLP


Los Angeles, California

March 19,1997